 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2017

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Genesys Industries, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-213387	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 24th Ave E

Palmetto, Florida  34221

Tel: 941.722.3600
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

Genesys Industries, Inc. (the “Company”) has established a Line of Credit with a Commercial Bank in the amount of $ 50,000.  This is a revolving business line of credit (BLOC) and bears a fixed interest rate of 6.50%.  The company has also established a Corporate Business Credit Card for use in travel related purposes.  That Line of Credit is established at $ 20,000.  Total consolidated revolving credit available under both credit arrangements is approximately $70,000.

On January 10th, 2017 Genesys Industries, Inc. (the “Company”) established a newly formed wholly owned subsidiary named Vinyl Tech Window Systems, LLC in Michigan for the purpose of commencing operations in the manufacturing and advanced fabrication of uPVC windows and doors and Insulated Glass Units (IGU’s).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 12, 2017		Genesys Industries, Inc.

	By:	/s/ Shefali Vibhakar
Shefali Vibhakar
Chief Financial Officer

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